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                                                                   Exhibit 10(m)

                           INDEMNIFICATION AGREEMENT



          This Agreement is made as of ________________, 1995, by and between DAUPHIN DEPOSIT CORPORATION, a Pennsylvania corporation (the "Corporation"), and the individual whose name appears on the signature page hereof (that individual is referred to herein as the "Indemnified Representative" and collectively with other individuals who may execute substantially similar agreements as the "Indemnified Representatives"), with reference to the following background:

          WHEREAS, the Indemnified Representative currently is serving in one or more capacities as a director or officer of the Corporation or, at the request of the Corporation, as a director, officer, fiduciary or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other entity or enterprise and as such is performing a valuable service to or on behalf of the Corporation; and

          WHEREAS, as additional consideration for the services of the Indemnified Representative, the Corporation has determined that it is reasonable, prudent and necessary and in its best interests and those of its shareholders to obligate itself contractually to indemnify its directors and officers so that they will continue to serve the Corporation free from uncertainties concerning the scope and adequacy of the protections afforded them against the risks
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associated with their service to or for the benefit of the Corporation; and

          WHEREAS, the Indemnified Representative is willing to serve, to continue to serve and to undertake additional services for or on behalf of the Corporation on the condition that he be so indemnified; and

          WHEREAS, to induce the Indemnified Representative to continue to serve the Corporation and in consideration for such continued service, and to assist in the recruitment of qualified management in the future, the Corporation agrees to indemnify the Indemnified Representative upon the terms set forth herein.

          NOW, THEREFORE, in consideration of the matters recited above, and intending to be legally bound hereby, the Corporation and the Indemnified Representative agree as follows:

          1.   Agreement to Serve.  The Indemnified Representative agrees to
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serve or continue to serve in each Indemnified Capacity held now or in the future for so long as the Indemnified Representative is duly elected or appointed or until such time as the Indemnified Representative tenders a resignation in writing. This Agreement shall not be deemed an employment contract between the Corporation or any of its affiliates and any Indemnified

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Representative who is an employee of the Corporation or any of its affiliates, and the Indemnified Representative specifically acknowledges that the Indemnified Representative's employment with the Corporation or any of its affiliates is at will, and that the Indemnified Representative may be discharged at any time for any reason, with or without cause, and with or without severance compensation, except as may be otherwise provided in a written employment contract between the Indemnified Representative and the Corporation or any of its affiliates or other applicable formal severance policies duly adopted by the board of directors of the Indemnified Representative's employer.

          2.   Indemnification.
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          (a) Except as provided in Sections 3 and 5, the Corporation shall indemnify the Indemnified Representative against any Liability incurred by the Indemnified Representative in connection with any Proceeding in which the Indemnified Representative may be involved as a party or otherwise, by reason of the fact that the Indemnified Representative is or was serving in an Indemnified Capacity, including, without limitation, any Liability resulting from actual or alleged breach or neglect of duty, error, misstatement or misleading statement, gross negligence, negligence or act giving rise to strict or products liability, whether occurring prior to or after the date of this Agreement. If the Indemnified Representative is entitled to

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indemnification in respect of a portion, but not all, of any Liability, the
Corporation shall indemnify the Indemnified Representative to the maximum extent for such portion of any Liability.

          (b) Notwithstanding the provisions of subsection (a), the Corporation shall not indemnify the Indemnified Representative under this Agreement for any Liability incurred in a Proceeding initiated by the Indemnified Representative, whether as a party, intervenor, amicus curiae or otherwise (which shall be deemed to include counterclaims or affirmative defenses), unless the Proceeding is authorized, either before or after commencement of the Proceeding, by the majority vote of a quorum of the board of directors of the Corporation.

               (c)  As used in this Agreement:

               (i) "Disinterested Director" shall mean a director of the Corporation who is not or was not a party to, or otherwise involved in, the Proceeding in respect of which indemnification is sought by the Indemnified Representative.

              (ii) "Indemnified Capacity" means any and all past, present or future service by an Indemnified Representative in one or more capacities as a director, officer, employee or agent of the Corporation, or, at the request of the Corporation, as a director, officer, fiduciary or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other entity or enterprise.

             (iii) "Independent Counsel" shall mean a law firm, or member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (A)

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          the Corporation or the Indemnified Representative in any matter material to either such party, or (B) any other party to the Proceeding giving rise to a claim for indemnification hereunder.

              (iv) "Liability" means any damage, judgment, amount paid in settlement, fine, penalty, punitive damages, excise tax assessed with respect to an employee benefit plan, or expense of any nature (including attorneys' fees); and

               (v) "Proceeding" means any threatened, pending or completed action, suit, appeal or other proceeding of any nature, whether civil, criminal or informal, and whether brought by or in the right of the Corporation, a class of its security holders or otherwise.



          3.   Exclusions.
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               (a) The Corporation shall not be liable under this Agreement to make any payment in connection with any Liability incurred by the Indemnified
Representative:

               (i) to the extent the Indemnified Representative did not act in good faith and in a manner the Indemnified Representative reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his conduct was unlawful;

              (ii) to the extent payment for the Liability is made to the Indemnified Representative under an insurance policy provided by the Corporation or any of its affiliates;

             (iii) to the extent the Indemnified Representative is indemnified for such Liability by the Corporation or any of its affiliates under the articles of incorporation or bylaws of the Corporation or any of its

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          affiliates or under the Pennsylvania Business Corporation Law or otherwise than pursuant to this Agreement;

              (iv) to the extent the Liability is determined in a final adjudication by a court having jurisdiction in the matter to be based upon or attributable to the Indemnified Representative gaining any personal pecuniary profit to which the Indemnified Representative was not legally entitled;

               (v) for which the conduct of the Indemnified Representative has been determined in a final adjudication by a court having jurisdiction in the matter to constitute active and deliberate dishonesty and which conduct was material to the cause of action or claim adjudicated;

              (vi) to the extent the indemnification has been determined in a final adjudication by a court having jurisdiction in the matter to be unlawful; or

             (vii) for any claim for an accounting of profits made either from the purchase or sale by the Indemnified Representative of securities of the Corporation pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any corresponding superseding provision, or from any use of material, non-public information, if such use is illegal under applicable provisions of the Exchange Act or the regulations thereunder.

               (b) Any fact, act or omission pertaining to the Indemnified Representative shall not be imputed to any of the other Indemnified Representatives for the purposes of determining the applicability of any exclusion set forth herein.

               (c) The termination of a Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendre or its equivalent shall
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not, of itself, create a presumption that the

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Indemnified Representative is not entitled to indemnification under this
Agreement.

          4.   Advancement of Expenses.  Subject to the exclusions set forth in
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Section 3(a) hereof, the Corporation shall pay any Liability incurred by the
Indemnified Representative in advance of the final disposition of a Proceeding upon receipt of an undertaking by or on behalf of the Indemnified Representative to repay such amount if it shall ultimately be determined in a final adjudication by a court having jurisdiction in the matter that the Indemnified Representative is not entitled to be indemnified by the Corporation pursuant to this Agreement. The financial ability of the Indemnified Representative to repay an advance shall not be a prerequisite to the making of the advance.

          5.   Indemnification Procedure.
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               (a) The Indemnified Representative shall use the Indemnified
Representative's best efforts to notify promptly the Secretary of the Corporation of the commencement of any Proceeding or the occurrence of any event that might give rise to a Liability under this Agreement, and shall provide to the Corporation such documentation or information as is reasonably available to the Indemnified Representative concerning the Proceeding or claim for indemnification, but the failure to so notify the Corporation shall

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not relieve the Corporation of any liability that it may have to the Indemnified
Representative under this Agreement or otherwise.

          (b) The Corporation shall be entitled, upon notice to the Indemnified Representative, to assume the defense of any Proceeding with counsel reasonably satisfactory to the Indemnified Representative involved in the Proceeding, or a majority of the Indemnified Representatives involved in the Proceeding if there be more than one. If the Corporation notifies the Indemnified Representative of its election to defend the Proceeding, the Corporation shall have no liability for the expenses (including attorneys' fees) of the Indemnified Representative incurred in connection with the defense of the Proceeding subsequent to the notice, unless (i) the expenses (including attorneys' fees) have been authorized by the Corporation, (ii) the Corporation shall not in fact have employed counsel reasonably satisfactory to the Indemnified Representative or Indemnified Representatives to assume the defense of the Proceeding, or (iii) it shall have been determined pursuant to subsection (d) that the Indemnified Representative was entitled to indemnification for the expenses under this Agreement or otherwise. Notwithstanding the foregoing, the Indemnified Representative may elect to retain counsel at the Indemnified Representative's own cost and expense to participate in the defense of the Proceeding.

          (c) The Corporation shall not be required to obtain the consent of the Indemnified Representative to the settlement of

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any Proceeding that the Corporation has undertaken to defend if the Corporation assumes full and sole responsibility for the settlement and the settlement grants the Indemnified Representative an unqualified release in respect of all Liabilities. The Corporation shall not be liable for any amount paid by an Indemnified Representative in settlement of any Proceeding that is not defended by the Corporation, unless the Corporation has consented to the settlement.

               (d) The Indemnified Representative's entitlement to indemnification under this Agreement shall be determined in one of the following ways:

               (i) by a majority vote of the Dis-interested Directors if they constitute a quorum of the Board of Directors;

              (ii) by a written opinion of Independent Counsel if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, a majority of such Disinterested Directors so directs; or

             (iii) by the shareholders of the Corporation (but only if a majority of the Disinterested Directors, if they constitute a quorum of the Board of Directors, presents the issue of entitlement to indemnification to the shareholders for their determination).

               (e) Upon a payment to the Indemnified Representative under this Agreement, the Corporation shall be subrogated to the extent of the payment to all of the rights of the Indemnified Representative to recover against any person for the Liability, and the Indemnified Representative shall execute all documents and instruments required and shall take such other

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actions as may be necessary to secure those rights, including the execution of such documents as may be necessary for the Corporation to bring suit to enforce those rights.

          6.   Nonexclusivity.
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               (a) The indemnification rights granted to the Indemnified
Representative pursuant to this Agreement:

               (i) shall not be deemed exclusive of any other rights to which the Indemnified Representative may be entitled under any statute, bylaw, certificate or articles of incorporation, agreement, vote of shareholders or Disinterested Directors or otherwise, both as to action in an official capacity and in any other capacity; and

              (ii) shall continue as to a person who has ceased to be an Indemnified Representative in respect to Proceedings arising from acts or omissions occurring prior to such time.

               (b) Without limiting the generality of subsection (a), the Corporation and the Indemnified Representative acknowledge the provisions of Articles 12 and 13 of the Corporation's By-Laws and confirm that the Indemnified Representative is acting in reliance thereon.

          7.   Reliance on Provisions.  The Indemnified Representative shall be
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deemed to be acting in such person's respective Indemnified Capacity in reliance upon the rights of indemnification provided by this Agreement.

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          8.   Severability and Reformation.  Any provision of this Agreement
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that is adjudicated to be invalid or unenforceable in any jurisdiction or under any circumstances shall be ineffective to the extent of that invalidity or unenforceability only and shall be deemed reformed so as to continue to apply to the maximum extent and to provide the maximum indemnification permissible under the applicable law of such jurisdiction. Any such adjudication shall not invalidate or render unenforceable the remaining provisions hereof and shall not invalidate or render unenforceable such provision in any other jurisdiction or under any other circumstances.

          9.   Arbitration.  Either the Indemnified Representative or the
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Corporation may demand arbitration to resolve any dispute or controversy arising under or relating to this Agreement or any breach thereof. If arbitration is demanded, the dispute or controversy shall be submitted by the parties to binding arbitration in the metropolitan area where the Corporation's executive offices are located, before a panel of three arbitrators in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The Indemnified Representative and the Corporation each shall choose an arbitrator, and those two arbitrators in turn shall select the third member of the panel; provided that upon mutual consent of the Indemnified Representative and the Corporation the matter shall be decided by a single

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arbitrator.  Judgment upon the award rendered by the arbitrators may be entered in any court of competent jurisdiction. Each party shall pay its own costs and expenses incurred in connection with such arbitration; provided that if the arbitrators determine that the moving party acted in bad faith in demanding and bringing such arbitration, such moving party shall be required to reimburse the other party for its or his costs and expenses (including reasonable attorneys' fees) incurred in connection with the arbitration.

         10.   Notices.  Any notice, claim, request or demand required or
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permitted hereunder shall be in writing and shall be deemed given if delivered personally or sent by telegram or by registered or certified mail, postage prepaid: (i) if to the Corporation, to 213 Market Street, Harrisburg, PA 17105,
Attention: Secretary, or (ii) if to the Indemnified Representative, to the address of the Indemnified Representative listed on the signature page hereof; or to such other address as either party hereto shall have specified in a notice duly given in accordance with this section.

         11.   Amendments; Binding Effect.  No amendment, modification,
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termination or cancellation of this Agreement shall be effective as to the
Indemnified Representative unless signed in writing by the Corporation and the Indemnified Representative. This Agreement shall be binding upon the Corporation and its

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successors and assigns (including any direct or indirect successor by merger, consolidation or operation of law or by sale of all or substantially all of its assets) and shall inure to the benefit of the heirs, executors, administrators and personal representatives of the Indemnified Representative.

         12.   Governing Law.  This Agreement shall be governed by and
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interpreted and enforced in accordance with the substantive laws of the
Commonwealth of Pennsylvania, without reference to the principles governing the conflict of laws applicable in that or any other jurisdiction.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first set forth above.

                                    DAUPHIN DEPOSIT CORPORATION


                                    By:
                                       ---------------------------
                                    Title:



                                    INDEMNIFIED REPRESENTATIVE


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                                    Signature

                                    Print Name and Address Below:

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